UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2012

EQM Technologies & Energy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54750	25-5894890
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1800 Carillon Boulevard, Cincinnati, Ohio	45240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 825-7500

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 28, 2012, EQM Technologies & Energy, Inc. (OTCQB: EQTE) (the “Company”) is filing a press release announcing that its Form 10 Registration Statement, which was initially filed with the Securities and Exchange Commission on June 28, 2012, became effective, and that the Company’s common stock began trading on the OTCQB marketplace. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2012	EQM Technologies & Energy, Inc.

	By:	/s/ Robert R. Galvin
Robert R. Galvin
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 28, 2012.